UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 6, 2022

(Date of report; date of earliest event reported) June 6, 2022

Commission file number: 1-3754

Ally Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Avenue, Floor 10

Detroit, Michigan 48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 6, 2022, Ally Financial Inc. (“Ally”) entered into an Underwriting Agreement incorporating Ally’s Underwriting Agreement Standard Provisions (Debt Securities) (together, the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which Ally agreed to sell to the Underwriters $750,000,000 aggregate principal amount of 4.750% Senior Notes due 2027 (the “Notes” and such offer and sale of the Notes, the “Offering”). The Notes were registered pursuant to Ally’s shelf registration statement on Form S-3 (File No. 333-234810) (the “Registration Statement”), which became automatically effective on November 21, 2019.

The Underwriting Agreement contains customary representations, warranties and covenants of Ally, conditions to closing, indemnification obligations of Ally and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

On June 9, 2022, Ally entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) with The Bank of New York Mellon (successor to Morgan Guaranty Trust Company of New York), as trustee (the “Trustee”), which amends and supplements the existing Indenture dated as of July 1, 1982, as supplemented and amended by the first supplemental indenture dated as of April 1, 1986, the second supplemental indenture dated as of June 15, 1987, the third supplemental indenture dated as of September 30, 1996, the fourth supplemental indenture dated as of January 1, 1998, and the fifth supplemental indenture dated as of September 30, 1998 (the “Indenture”) between Ally and the Trustee. The Notes were issued pursuant to the Indenture, as supplemented by the Sixth Supplemental Indenture, and an action of the executive committee of Ally dated as of June 6, 2022 (the “Executive Committee Action”).

In connection with the Offering, Ally is filing the Underwriting Agreement, the Sixth Supplemental Indenture, the Executive Committee Action, the form of Note, a legal opinion and a consent as, respectively, Exhibit No. 1.1, Exhibit No. 4.1, Exhibit No. 4.2, Exhibit No. 4.3, Exhibit No. 5.1 and Exhibit No. 23.1 to this Form 8-K, each of which is incorporated by reference in its entirety into the Registration Statement. The Indenture is filed as an exhibit to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated as of June 6, 2022, among Ally Financial Inc. and Barclays Capital Inc., BofA Securities, Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein (including Ally’s Underwriting Agreement Standard Provisions (Debt Securities)).

4.1	Sixth Supplemental Indenture, dated as of June 9, 2022, between Ally and the Trustee.

4.2	Action of the Executive Committee of Ally Financial Inc. dated as of June 6, 2022.

4.3	Form of Note.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: June 9, 2022	By:	/s/ David J. DeBrunner
	Name:	David J. DeBrunner
	Title:	Vice President, Controller and Chief Accounting Officer